EXHIBIT 10.0 - SHARE ISSUANCE LETTER AGREEMENT BETWEEN MR. TAY AND WINROCK INTERNATIONAL, INC.


                              OFFER TO SELL STOCK

                          PURSUANT TO SECTION 4(2) OF

                    THE SECURITIES ACT OF 1933, AS AMENDED.



                                 Dated:  February 9, 2009


William Tay
P.O. Box 42198
Philadelphia, PA 19101

Dear Mr. Tay,

       Winrock International, Inc., a Delaware corporation (the "Company"), hereby offers to sell to you 31,340,000 shares of its Common Stock at a price of $.0001 per share in exchange for certain organizational costs and valuable services towards the development and operations of the Company. These shares are issued pursuant to Section 4(2) of the Securities Act of 1933, as amended.

       Your signature below shall constitute an acceptance of our offer as of the date it is received by the Company.


                                        Very truly yours,

                                        WINROCK INTERNATIONAL, INC.


                                        /s/ William Tay
                                        ------------------------------------
                                        By:  William Tay
                                        Its:  President and Secretary

ACCEPTED:


/s/ William Tay
------------------------------------
By: William Tay
Dated: February 9, 2009




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